UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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CST BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following is a presentation distributed by CrossAmerica Partners LP on August 22, 2016:

CST Merger with

Couche-Tard

August 2016

Safe Harbor Statement

Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s Forms 10-Q or Form 10-K filed with the Securities and Exchange

Commission and available on CrossAmerica’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason,

whether as a result of new information, future events, or otherwise.

Important Additional Information

In connection with the proposed transaction, CST intends to file a proxy statement and other relevant documents concerning the proposed transaction with the SEC. The definitive proxy statement will be sent or given to CST stockholders and will contain important information about the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND

IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY

AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain a copy of the proxy statement as well as other documents filed with the SEC free of charge at the SEC’s website at

http://www.sec.gov. In addition, the proxy statement, the SEC filings that will be incorporated by reference in the proxy statement and the other documents filed with the SEC by CST may be obtained free of charge from CST’s Investor Relations page on its corporate website at http://www.cstbrands.com.

Certain Information Concerning Participants

CST and its directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from CST stockholders in connection with the proposed transaction. Information about the directors and executive officers of CST is set forth in CST’s Annual Report on Form 10?K for the year ended December 31, 2015 and the proxy statement on Schedule 14A for CST’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 29,

2016. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. 2

Overview of Parties

Alimentation Couche-Tard Inc. (“Couche-

Tard”)

Based in Laval, Quebec, Canada

Largest independent convenience store

operator in North America in terms of

company-operated stores

– 7,888 convenience stores, including 6,490 with

road transportation fuel dispensing

– 80,000 people employed throughout network

Leader in convenience store and road

transportation fuel retail in Europe, with

presence in Scandinavian countries, Baltic

states and Ireland

– 2,659 sites, majority of which offer road

transportation fuel and convenience products

– 25,000 people employed throughout network

Additional 1,500 stores operated by

independent operators in other countries

and territories

Market Cap of approximately CAD $35 billion

– TSX: ATD.A ATD.B

CST Brands, Inc. (“CST”)

Based in San Antonio, Texas

One of the largest independent

retailers of motor fuels and

convenience merchandise in

North America

– Over 2,000 locations throughout

the Southwestern United States,

Georgia, Florida, New York and

Eastern Canada

– Employing over 14,000 team

members

Owns the general partner of

CrossAmerica Partners LP

Market Cap of USD $3.6 billion

– NYSE: CST

CrossAmerica Partners LP

(“CrossAmerica”)

Based in Allentown, Pennsylvania

Leading wholesale distributor of

motor fuels and lessor of real estate

used in distribution of motor fuels

– With a geographic footprint covering 29

states, distributes fuel to more than

1,180 locations and owns or leases more

than 800 sites

Master Limited Partnership whose

general partners is owned by CST

Brands, Inc.

Market Cap of USD $841 million

– NYSE: CAPL

Note: Market Cap is as of August 19, 2016 3

Transaction Overview

Alimentation

Couche-Tard Inc.

TSX: ATD.A ATD.B

100%

Ownership Interest

Circle K Stores Inc.

19% Limited

Partner Interest

100% IDR

Interest

100% Ownership Interest

Former CST

Canadian

Operations*

Former CST

US Operations

CrossAmerica

General Partner

100%

General Partner Interest

17.5% Interest in

CST Fuel Supply

Note: This organizational chart represents the structure being acquired upon closing and is subject to change.

* - Couche-Tard entered into an agreement with another party to sell certain Canadian assets of CST after the merger.

Couche-Tard subsidiary, Circle K Stores Inc, to

acquire CST in early 2017

– Includes assets related to CrossAmerica

Organizational Relationship Upon Closing

– Circle K controls the general partner of CrossAmerica through its 100% ownership of the general partner interest

– Circle K owns 19% of CrossAmerica limited partner, or

common units

– Circle K owns 100% of CrossAmerica Incentive Distribution

Rights (IDRs)

– CrossAmerica owns 17.5% interest in CST Fuel Supply

Public

Unitholders

Joseph Topper

& Affiliates

56%

Limited Partner

Interest

25%

Limited Partner

Interest

CrossAmerica

Partners LP

NYSE: CAPL

100%

Ownership Interest

Operating

Subsidiaries

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Strategic Benefit to CAPL

Provides continuity with a sponsor whose management culture is aligned with

CrossAmerica

– Disciplined operator with best practices in acquisitions and integration

– Strong and consistent financial performance throughout all economic cycles

– Heightened focus on growing Free Cash Flow, with particular expertise in cost management

– Well capitalized with solid balance sheet

– Well positioned to lead further consolidation in fragmented industry

Scale and global reach provides additional operational benefits

– Further strengthens relationship with many of our key suppliers

– Many turnkey branding and franchise programs that can

complement our dealer offerings

Supports dealer health, which

impacts fuel volume growth and

additional rental income potential

Wholesale operations with

complementary geographic reach 5

Combined Wholesale

CROSSAMERICA PARTNERS LP

Creates Leading Wholesale Distributorship in US

	CODO	DODO
CIRCLE K	152	544
CROSSAMERICA PARTNERS LP	684	385

West Coast Region

	CODO	DODO
Couche-Tard	98	224
CrossAmerica	0	0

Heartland Region

	CODO	DODO
Couche-Tard	27	38
CrossAmerica	27	38

Midwest Region

	CODO	DODO
Couche-Tard	5	60
CrossAmerica	35	10

Great Lakes Region

	CODO	DODO
Couche-Tard	0	0
CrossAmerica	424	170

South Atlantic Region

	CODO	DODO
Couche-Tard	2	15
CrossAmerica	82	138

Southeast Region

	CODO	DODO
Couche-Tard	3	15
CrossAmerica	50	5

Arizona Region

	CODO	DODO
Couche-Tard	0	0
CrossAmerica	0	1



Southwest Region

	CODO	DODO
Couche-Tard	2	94
CrossAmerica	22	16

Gulf Region

	CODO	DODO
Couche-Tard	1	51
CrossAmerica	44	7

Florida Region

	CODO	DODO
Couche-Tard	14	47
CrossAmerica	0	0

CODO: Company Owned Dealer Operated – Sites for which the real estate is controlled by Company (through ownership or lease agreements) and for which the stores (and/or the service stations) are operated by an independent operator in exchange for rent and to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement. Includes Commission Agent locations at CrossAmerica.

DODO: Dealer Owned Dealer Operated – Sites controlled and operated by independent operators to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement.

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